Future Minimum Rents (Tables)	9 Months Ended
Sep. 30, 2015
Future Minimum Rents
Future minimum receipts from tenants

At December 31, 2014, future minimum receipts from tenants on leases with non‑cancellable terms, including cancellable leases where the tenant is economically compelled to extend the lease term, for each of the next five years and thereafter are as follows:

2015	$2,808,032
2016	3,199,610
2017	3,197,177
2018	3,114,037
2019	2,997,427
Thereafter	28,804,961
Total	$44,121,244